UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2010
HARVEST NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-10762 (Commission File Number)	77-0196707 (I.R.S. Employer Identification No.)
1177 Enclave Parkway, Suite 300
Houston, Texas 77077
(Address of principal executive offices) (Zip Code)
(281) 899-5700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On October 28, 2010, Harvest Natural Resources, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with MSD Energy Investments Private II, LLC (the “Lender”), an affiliate of MSD Capital, L.P., as the sole Lender under the facility. The Credit Agreement provides for a $60.0 million term loan facility that will mature on October 28, 2012. The Company will pay interest on a monthly basis under the term loan facility at an initial rate of 10%, which increases to 15% on July 28, 2011 (the “Bridge Date”). The Company will have the option to extend the Bridge Date for three months by paying a fee to the Lender in the amount of 5% of the initial principal amount of the loan. The net proceeds of the term loan facility to the Company are approximately $59.5 million, after deducting fees related to the transaction. The Company intends to use the net proceeds of the term loan facility to fund capital expenditures and for working capital needs and general corporate purposes.
     The term loan will be a general unsecured obligation, ranking equally with all of the Company’s other unsecured senior indebtedness and senior in right of payment to its subordinated indebtedness, if any. The Company’s obligations under the Credit Agreement will be guaranteed by certain of the Company’s domestic subsidiaries.
     Additionally, at closing, the Lender received the following (collectively, the “Warrants”):
•	1,200,000 warrants to purchase shares of the Company’s common stock exercisable at any time on or after October 28, 2010 (the “Closing Date”) for a period of five years from the Closing Date on a cashless exercise basis at $15 per share until the Bridge Date, at which time the exercise price per share will equal the lower of $15.00 or 120% of the average closing bid price of the Company’s common stock for the 20 trading days immediately preceding the Bridge Date;

•	400,000 warrants to purchase shares of the Company’s common stock exercisable at any time on or after the Closing Date for a period of five years from the Closing Date on a cashless exercise basis at $20 per share until the Bridge Date, at which time the exercise price per share will equal the lower of $15.00 or 120% of the average closing bid price of the Company’s common stock for the 20 trading days immediately preceding the Bridge Date; and

•	4,400,000 warrants to purchase shares of the Company’s common stock exercisable at any time on or after the Bridge Date for a period of five years from the Bridge Date on a cashless exercise basis at the lower of $15 per share or 120% of the average closing bid price of the Company’s common stock for the 20 trading days immediately preceding the Bridge Date. These warrants may be redeemed by the Company for $0.01 per share at any time prior to the Bridge Date in conjunction with the Company’s repayment of the loan prior to the Bridge Date.
The Lender paid no additional consideration for the Warrants and will have certain registration rights with respect to the shares of common stock issuable upon exercise of the Warrants.
     MSD Energy Investments, L.P., an affiliate of MSD Capital, L.P., is currently a shareholder of the Company and holds a portion of the Company’s 8.25% Senior Convertible Notes.
     The foregoing description of the material terms of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the material terms of the subsidiary guarantee is qualified in its entirety by reference to the Guaranty, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the material terms of the Warrants is qualified in its entirety by reference to the Warrant Purchase Agreement and Common Stock Purchase Warrants Nos. W-1, W-2 and W-3, copies of which are included as Exhibits 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

     Additionally, on October 29, 2010, the Company issued a press release announcing the closing of the Credit Agreement. The press release is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The response to Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
     The response to Item 1.01 with respect to the Warrants is incorporated herein by reference. The Company relied on an exemption from registration of the Warrants provided by Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering.

Item 3.03	Material Modification to Rights of Security Holders.
     In connection with the issuance of the Warrants, the Company entered into an amendment (the “Amendment”) to its Third Amended and Restated Rights Agreement, dated as of August 23, 2007 (as so amended and restated, the “Rights Agreement”), between Harvest Natural Resources, Inc. and Wells Fargo Bank, N.A. The Amendment amended the Rights Agreement in certain respects such that the issuance of the Warrants to the Lender does not cause the Lender, together with its affiliates and associates, to become an “Acquiring Person”, as such term is defined in the Rights Agreement.
     The foregoing description of the material terms of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Exhibits.
     (d) Exhibits.
The following exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Amendment to Third Amended and Restated Rights Agreement, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and Wells Fargo Bank, N.A.

4.2	Warrant Purchase Agreement, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

4.3	Common Stock Purchase Warrant No. W-1, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

4.4	Common Stock Purchase Warrant No. W-2, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

4.5	Common Stock Purchase Warrant No. W-3, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

10.1	Credit Agreement, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

10.2	Guaranty, dated as of October 28, 2010, by Harvest (US) Holdings, Inc., Harvest Natural Resources, Inc. (UK) and Harvest Offshore China Company in favor of MSD Energy Investments Private II, LLC.

10.3	Term Note, dated as of October 28, 2010, of Harvest Natural Resources, Inc. in favor of MSD Energy Investments Private II, LLC.

99.1	Press Release dated October 29, 2010.

Forward-Looking Statements
This report may contain projections and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. They include statements that relate to estimates and timing of expected oil and gas production, oil and gas reserve projections of future oil pricing, future expenses, planned capital expenditures, anticipated cash flow and our business strategy. All statements other than statements of historical facts may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from the Company’s expectations as a result of factors discussed in the Company’s 2009 Annual Report on Form 10-K and other public filings.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.
Dated: October 29, 2010	By:	/s/ Keith L. Head
Keith L. Head
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment to Third Amended and Restated Rights Agreement, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and Wells Fargo Bank, N.A.

4.2	Warrant Purchase Agreement, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

4.3	Common Stock Purchase Warrant No. W-1, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

4.4	Common Stock Purchase Warrant No. W-2, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

4.5	Common Stock Purchase Warrant No. W-3, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

10.1	Credit Agreement, dated as of October 28, 2010, between Harvest Natural Resources, Inc. and MSD Energy Investments Private II, LLC.

10.2	Guaranty, dated as of October 28, 2010, by Harvest (US) Holdings, Inc., Harvest Natural Resources, Inc. (UK) and Harvest Offshore China Company in favor of MSD Energy Investments Private II, LLC.

10.3	Term Note, dated as of October 28, 2010, of Harvest Natural Resources, Inc. in favor of MSD Energy Investments Private II, LLC.

99.1	Press Release dated October 29, 2010.